Davis New York Venture Fund
Authorized series of
Davis New York Venture Fund, Inc.
Supplement dated March 3, 2025
to the Statement of Additional Information dated November 29, 2024

Thomas Gayner has resigned as a Director of Davis New York Venture Fund, Inc. effective as of March 3, 2025. As such, references to Mr. Gayner are removed from the Statement of Additional Information.